UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2005

INTEGRAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-18603	52-1267968
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Philadelphia Way, Lanham, Maryland 20706-4417

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (301) 731-4233

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition.

On December 12, 2005, Integral Systems, Inc. (the “Company”), issued a press release (the “Original Earnings Release”) announcing the Company’s financial results for the fiscal year ended September 30, 2005 and a cash dividend of $.05 per share. A copy of the Original Earnings Release is attached hereto as Exhibit 99.1.

On December 14, 2005, the Company held a conference call to discuss the Company’s financial results for the fiscal year ended September 30, 2005. The agenda for the conference call is attached hereto as Exhibit 99.2.

On December 14, 2005, the Company issued a press release (the “New Release”) in order to correct information regarding the Company’s financial results announced in the Original Earnings Release. Specifically, the Company announced in the New Release that it had made certain adjustments to its fourth quarter income tax provision, which adjustments included, among other things, an increase in the provision to reflect the partial non-deductibility of the one-time non-cash compensation expense associated with the acceleration of the Company’s non-vested stock options announced in the Earnings Release. As a result of these adjustments, the Company’s net income and earnings per share for fiscal year 2005 and the fourth quarter of fiscal year 2005 are less than the amounts reported in the Original Earnings Release. In addition, the New Release included clarified guidance regarding the Company’s anticipated revenue, operating income, net income, and earnings per common share for fiscal year 2006 in its entirety, which guidance included and excluded the effect of the Company’s non-recurring compensation expense related to stock option acceleration in fiscal year 2005. A copy of the New Release is attached hereto as Exhibit 99.3.

The information in this Form 8-K and the Exhibits attached to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except if the Company expressly states that such information is to be considered “filed” under the Exchange Act or incorporates it by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

Exhibit	Description
99.1	Press Release dated December 12, 2005.

99.2	Agenda for conference call regarding the financial results of Integral Systems, Inc. for the fiscal year ended September 30, 2005.

99.3	Press Release dated December 14, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL SYSTEMS, INC.

By:	/s/ Thomas L. Gough
Thomas L. Gough
President

Date: December 14, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated December 12, 2005.

99.2	Agenda for conference call regarding the financial results of Integral Systems, Inc. for the fiscal year ended September 30, 2005.

99.3	Press release dated December 14, 2005.